UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2017 (June 29, 2017)

ALTISOURCE RESIDENTIAL CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation

36C Strand Street

Christiansted, United States Virgin Islands 00820

(Address of principal executive offices including zip code)

(340) 692-1055

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement

Second Closing

On June 29, 2017 Altisource Residential, L.P. (“Buyer”), a wholly-owned subsidiary of Altisource Residential Corporation (the “Company”), acquired 751 single family properties (the “Acquired Properties”) in the second closing under the Company’s previously disclosed Purchase and Sale Agreement (as amended and as discussed below, the “PSA”) to acquire up to 3,500 single family rental properties from Vaca Morada Partners, LP (“VMP”) and MSR II, LP (“MSR,” and collectively with VMP, the “Sellers”), which are entities sponsored by Amherst Holdings, LLC (“Amherst”). As consideration for the Acquired Properties, Buyer paid to Sellers $117.1 million, which is subject to certain customary purchase price adjustments in accordance with the PSA. The purchase price was funded with the proceeds from the Loan Agreement (as described in Item 2.03 below) as well as cash on hand.

Pursuant to the PSA and in connection with the Loan Agreement, Buyer assigned the right to purchase the Acquired Properties to HOME SFR Borrower III, LLC, a newly formed special purpose entity and an indirect wholly-owned subsidiary of the Company (“Property Owner”). In addition, Property Owner entered into a property management services agreement pursuant to which the current property manager for the Acquired Properties and an affiliate of Amherst, Main Street Renewal, LLC, will provide Property Owner with leasing and lease management, operations, maintenance, repair, property management and property disposition services regarding the Acquired Properties.

As previously disclosed in a Current Report on Form 8-K filed April 5, 2017, on March 30, 2017, the Company completed the first closing pursuant to the PSA with the acquisition of 757 single family rental properties for an aggregate purchase price of $106.5 million.

Amendment to the PSA

Also on June 29, 2017, Buyer and Sellers entered into an amendment to the PSA (the “First Amendment to the PSA”) to amend, among other things, the methodology for determining the purchase price of the Acquired Properties and the properties to be acquired at the final closing under the PSA.

The foregoing description of the First Amendment to the PSA does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the First Amendment to the PSA, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Loan Agreement

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 regarding the Acquired Properties acquired pursuant to the PSA is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On June 29, 2017, Property Owner entered into a loan agreement (the “Loan Agreement”) with VMP and MSR, as lenders (“Lenders”), and Amherst SFR Lender, LLC, as agent. Pursuant to the Loan Agreement, Property Owner borrowed $87,803,354 in connection with the acquisition of the Acquired Properties pursuant to the PSA (collectively the “Loan”) from Lenders, representing 75% of the aggregate purchase price of the Acquired Properties. The Loan is a floating rate loan, composed of eight floating rate components, interest on each of which is computed monthly based on one-month LIBOR plus a fixed component spread. The entire principal amount of $87,803,354 is currently allocable to one component at a fixed-rate spread over one-month LIBOR of 2.300% which is anticipated to be the weighted average fixed rate spread for the duration of the Loan. The initial maturity date of the Loan is October 9, 2019 (the “Initial Maturity Date”). Property Owner has the option to extend the Loan beyond the Initial Maturity Date for three successive one-year extensions, provided, among other things, that there is no event of default under the Loan Agreement on each maturity date.

The Loan is secured by first priority mortgages on the Acquired Properties. The Loan Agreement requires that Property Owner comply with various affirmative and negative covenants that are customary for loans of this type, including limitations on indebtedness that Property Owner can incur, limitations on sales and dispositions of the Acquired Properties and various restrictions on the use of cash generated by the operations of the Acquired Properties while the Loan is outstanding. The Loan Agreement also includes customary events of default, the occurrence of which would allow the Lenders to accelerate payment of all amounts outstanding thereunder.

The foregoing description of the Loan Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Loan Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On June 29, 2017, the Company issued a press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of business acquired.

The financial statements required by this Item, if required, will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial information required by this Item, if required, will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	First Amendment to the Purchase and Sale Agreement, dated June 29, 2017, among Vaca Morada Partners, LP, MSR II, LP and Altisource Residential, L.P. *

10.1	Loan Agreement, dated June 29, 2017, among Home SFR Borrower III, LLC, as Borrower, Vaca Morada Partners, LP, as a Lender, MSR II, LP, as a Lender, and Amherst SFR Lender, LLC, as Agent

99.1	Press Release of Altisource Residential Corporation dated June 29, 2017

*     Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation SK. The Company agrees to furnish supplementally a copy of any of the omitted schedules upon request by the United States Securities and Exchange Commission, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altisource Residential Corporation

Date: July 6, 2017	By:	/s/ Robin N. Lowe

Robin N. Lowe
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	First Amendment to the Purchase and Sale Agreement, dated June 29, 2017, among Vaca Morada Partners, LP, MSR II, LP and Altisource Residential, L.P. *

10.1	Loan Agreement, dated June 29, 2017, among Home SFR Borrower III, LLC, as Borrower, Vaca Morada Partners, LP, as a Lender, MSR II, LP, as a Lender, and Amherst SFR Lender LLC, as Agent

99.1	Press Release of Altisource Residential Corporation dated June 29, 2017

*     Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation SK. The Company agrees to furnish supplementally a copy of any of the omitted schedules upon request by the United States Securities and Exchange Commission, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedules so furnished.